UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

May 18, 2012

AMERICAN EAGLE OUTFITTERS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-33338	13-2721761
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Hot Metal Street Pittsburgh, Pennsylvania	15203-2329
(Address of principal executive offices)	(Zip Code)

(412) 432-3300

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement
On May 18, 2012, American Eagle Outfitters, Inc. (the "Company") entered into a Separation and Release Agreement (the "Agreement") with Joan H. Hilson, the Company's Executive Vice President and Chief Financial Officer. A description of the Agreement is contained in Item 5.02 below, which is incorporated by reference into this Item 1.01.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 18, 2012, the Company announced that Joan H. Hilson submitted her resignation as Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) of the Company. The Company entered into an Agreement with Ms. Hilson related to her separation from employment with the Company effective May 18, 2012. Effective the date of the Agreement, Ms. Hilson will cease to be an officer of the Company. She will continue as a non-executive officer employee through July 28, 2012 (the "Separation Date").

Pursuant to the Agreement, in exchange for a general release of any claims against the Company, Ms. Hilson will receive the following:

(1) her base salary earned through the termination of her employment with the Company effective the Separation Date;
(2) a lump sum payment of $750,000, which represents 15 months of her annual base salary, paid on the Company's first regular payday following the Effective Date of the General Release;
(3) the amount of any annual cash bonus she would have earned if the Company achieves its 2012 performance goals;
(4) reimbursement for up to 15 months of her COBRA premiums for medical, dental and/or vision coverage;
(5) a pro-rata portion of her long-term performance based restricted stock units if the Company achieves the fiscal years 2010 - 1012; 2011 - 2013; and 2012 - 2014 performance goals, in accordance with the terms of the awards; and
(6) ninety days from her Separation Date to exercise outstanding vested stock options.

On May 18, 2012, the Company's Board of Directors appointed Scott Hurd, Vice President and Controller, as interim Principal Financial Officer and interim Principal Accounting Officer. Mr. Hurd has served the Company as Vice President and Controller since January 2010.  Prior to joining the Company, Mr. Hurd held various positions with Linens 'N Things from 1996 to 2010, including Senior Vice President, Chief Financial Officer from September 2008 to January 2010, Vice President, Controller from June 2008 to September 2008 and Vice President, Financial Control/Assistant Controller from May 2006 to June 2008.  Mr. Hurd is a certified public accountant.

The foregoing description of the Agreement is qualified in its entirety by reference to the Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

ITEM 7.01.	Regulation FD Disclosure
On May 18, 2012, the Company issued a press release announcing a management change. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01.	Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Separation and Release Agreement between the Company and Joan H. Hilson dated May 18, 2012
99.1*	Press Release dated May 18, 2012 announcing a management change

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EAGLE OUTFITTERS, INC.
(Registrant)

Date: May 24, 2012	By:	/s/ Neil Bulman, Jr.
Neil Bulman, Jr.
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
10.1	Separation and Release Agreement between the Company and Joan H. Hilson dated May 18, 2012
99.1*	Press Release dated May 18, 2012 announcing a management change

* Such Exhibit is being "furnished" (not filed) pursuant to Item 7.01 of the Current Report on Form 8-K.